Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2012
Advances for Vessels under Construction [Abstract]
Advances for Vessels under Construction
7.	Advances for Vessels under Construction

On August 17, 2010, two of the Company’s wholly owned subsidiaries entered into shipbuilding contracts with a Chinese shipyard for the construction of two drybulk vessels of approximately 33,600 dwt each for an aggregate purchase price of $49,880 including extra costs of approximately $1,080 in total.

As of December 31, 2011, the Company impaired the advances and the capitalized expenses relating to the shipbuilding contracts due to lack of financing after the cancelation of ABN AMRO financing commitment and delayed scheduled payment to the yard resulting in a default situation as per the construction contract.